UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2013

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 28, 2013, Lantheus Medical Imaging, Inc. (the “Company”) issued its financial results for the year ended December 31, 2012 in its Annual Report on Form 10-K. The Company is furnishing certain supplemental non-GAAP and other financial information relating to the three and twelve months ended December 31, 2012 and 2011 in the Current Report on Form 8-K.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SUMMARY CONSOLIDATED FINANCIAL DATA

The following table sets forth summary consolidated financial data for Lantheus MI Intermediate, Inc. and subsidiaries for the three and twelve months ended December 31, 2012 and 2011. The summary consolidated financial data set forth below is not necessarily indicative of future performance. You should read this information together with the Company’s consolidated financial statements included in the Company’s filings with the Securities and Exchange Commission (“SEC”) on Form 10-K for the three and twelve months ended December 31, 2012 and 2011 (the Company’s “Periodic Reports”).

(unaudited)	Three Months Ended December 31,		Years Ended December 31,
(In thousands)	2012	2011	2012	2011

Statement of Comprehensive Loss Data:
Total revenues	$72,248	$81,522	$288,105	$356,292
Cost of goods sold	44,774	67,027	211,049	255,466
Loss on firm purchase commitment	—	3,731	1,859	5,610
General and administrative expenses	7,760	8,122	32,520	32,057
Sales and marketing expenses	9,272	8,942	37,437	38,689
Research and development expenses	9,322	9,760	40,604	40,945
Proceeds from manufacturer	—	—	(34,614)	—
Operating (loss) income	1,120	(16,060)	(750)	(16,475)
Interest expense	(10,538)	(9,541)	(42,014)	(37,658)
Interest income	53	103	252	333
Other (expense) income, net	204	131	(44)	1,429
Loss before income taxes	(9,161)	(25,367)	(42,556)	(52,371)
Provision (benefit) for income taxes	389	93,142	(555)	84,098
Net loss	$(9,550)	$(118,509)	$(42,001)	$(136,469)
Statement of Cash Flows Data:
Net cash flows provided by (used in):
Operating activities	$(21,688)	$(2,637)	$523	$22,420
Investing activities	(3,020)	(1,335)	(8,145)	(7,694)
Financing activities	(510)	(38)	(2,039)	(6,991)
Other Financial Data:
EBITDA(1)	$7,958	$(7,489)	$26,815	$16,832
Adjusted EBITDA(1)	15,126	12,738	59,070	80,084
Capital expenditures	3,020	1,335	7,920	7,694

(1)         EBITDA is defined as net income plus interest, income taxes, depreciation and amortization. EBITDA is a measure used by management to measure operating performance. Adjusted EBITDA is defined as EBITDA, further adjusted to exclude unusual items and other adjustments required or permitted in calculating Adjusted EBITDA under the indenture governing the Company’s notes and the credit agreement for the Company’s revolving credit facility. Adjusted EBITDA is also used by management to measure operating performance and by investors to measure a company’s ability to service its debt and meet its other cash needs. Management believes that the inclusion of the adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about the Company’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance.

EBITDA and Adjusted EBITDA, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”). They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.

The Company’s measurement of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. The Company has included information concerning EBITDA and Adjusted EBITDA in this report because it believes that such information is used by certain investors as one measure of a company’s historical performance.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are:

•                  they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•                  they do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•                  they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments, on the Company’s debt;

•                  although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and

•                  other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to the Company’s to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA only for supplemental purposes.

For the Company’s GAAP results, please see the condensed consolidated financial statements and consolidated financial statements included in the Company’s Periodic Reports filed with the SEC.

The following table provides a reconciliation of our net income to EBITDA and Adjusted EBITDA for the periods presented:

(Unaudited)	Three Months Ended December 31,		Years Ended December 31,
(In thousands)	2012	2011	2012	2011

Net loss	$(9,550)	$(118,509)	$(42,001)	$(136,469)
Interest expense, net	10,485	9,438	41,762	37,325
Provision (benefit) for income taxes(a)	(9)	92,922	(901)	82,718
Depreciation and amortization	7,032	8,660	27,955	33,258
EBITDA	7,958	(7,489)	26,815	16,832
Non-cash stock-based compensation	174	160	1,240	(969)
Legal fees(b)	269	2,017	1,455	2,017
Loss on firm purchase commitment(c)	—	3,731	1,859	5,610
Asset write-off(d)	642	13,703	13,095	52,973
Severance and recruiting costs(e)	465	66	1,761	1,995
Sponsor fee and other(f)	261	270	1,042	1,020
New manufacturer costs(g)	2,499	280	8,945	606
Run-rate savings(h)	2,858	—	2,858	—
Adjusted EBITDA	$15,126	$12,738	$59,070	$80,084

(a)                                 Represents provision for income taxes less tax indemnification associated with an agreement with Bristol-Myers Squibb, and in 2011 includes the establishment of a full valuation allowance against the U.S. deferred tax assets.

(b)                                 Represents legal services incurred in connection with our business interruption claim associated with the NRU reactor shutdown in 2009 to 2010.

(c)                                  Represents a loss associated with a portion of the committed purchases of Ablavar that the Company does not believe it will be able to sell prior to expiration.

(d)                                 Represents non-cash losses incurred associated with the write-down of inventory and write-off of long-lived assets. The 2012 amount consists primarily of a $10.6 million inventory write-down related to Ablavar. The 2011 amount consists primarily of a $25.8 million inventory write-down related to Ablavar and a $23.5 million impairment charge to adjust the carrying value of the Ablavar patent portfolio asset to its fair value of zero.

(e)                                  Represents primarily severance and recruitment costs related to employees, executives and directors.

(f)                                   Represents annual sponsor monitoring fee and related expenses.

(g)                                  Represents internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products.

(h)                                 Represents run-rate cost savings, operating expense reductions and other expense and cost-saving synergies realized or expected to be taken (calculated on a pro forma basis).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Vice President and General Counsel

Date: March 28, 2013